SEVENTH AMENDMENT TO LEASE

   THIS SEVENTH AMENDMENT TO LEASE is made as of April 2, 1998 between PETULA ASSOCIATES, LTD., an Iowa corporation and EQUITY FC, LTD., an Iowa corporation (collectively, "Lessor"), and SEQUENT COMPUTER SYSTEMS, INC., an
Oregon corporation ("Lessee").

                               RECITALS

   A. Lessor and Lessee are parties to that certain Lease Agreement dated May 8, 1987 (the "Lease Agreement") and the following documents (the
"Amendments"), which amend such Lease Agreement (the Lease Agreement and all such Amendments are herein collectively referred to as the "Lease"):

      1. Letter dated January 12, 1988;
      2. Addendum to Triple Net Lease of 1987 (an undated copy of which is attached as Exhibit A to the Sixth Amendment referenced below) (referred to in the Fifth Amendment referenced below as an amended memorandum of lease);
      3. First Amendment dated July 28, 1988;
      4. Second Amendment dated September 13, 1991;
      5. Third Amendment dated December 2, 1992;
      6. Fourth Amendment dated April 5, 1993;
      7. Fifth Amendment dated September 30, 1997; and
      8. Sixth Amendment dated March 26, 1998.

   B. Capitalized terms not defined in this Amendment have the meanings set forth in the Lease.

   C. Lessor and Lessee desire to amend the Lease as set forth herein.

                                AGREEMENT

1. LEASE REVISIONS.

   1.1 Section 1.8 of the Sixth Amendment to Lease provides that Lessor and Lessee agree that all amounts referenced in the Addendum to Triple Net Lease (the "Addendum") attached as Exhibit A to the Sixth Amendment have been paid in full. Lessor and Lessee now wish to acknowledge that as of the date of this Amendment they have been unable to determine whether one of the installments referenced in the Addendum in the amount of $88,741.44 was paid. Lessor and Lessee reserve all rights and defenses they may have with respect to the payment of such amount. Nothing in this Amendment shall be construed as an acknowledgment by Lessee that any amounts remain due and owing or construed as extending the statute of limitations with respect to such payment.

2. STATUS OF LEASE. Except as expressly amended hereby, the Lease remains in full force and effect and is hereby ratified and affirmed.

3. COUNTERPARTS. This Amendment may be executed simultaneously or in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment.

4. FACSIMILE TRANSMISSION. Facsimile transmission of any signed original document, and retransmission of any signed facsimile transmission, shall be the same as delivery of an original. At the request of either party, the parties shall confirm facsimile transmitted signatures by signing an original document.

   IN WITNESS WHEREOF, this Eighth Amendment to Lease has been executed as of the date set forth above.

          LESSOR:  PETULA ASSOCIATES, LTD., an Iowa corporation

                      By:  /s/ MICHAEL S. DUFFY
                      Name:  MICHAEL S. DUFFY
                      Title:    VICE PRESIDENT

                      By:  /s/ GREGORY C. HAUSER
                      Name:  GREGORY C. HAUSER
                      Title:    VICE PRESIDENT


                   EQUITY FC, LTD., an Iowa corporation

                      By:  /s/ L.S. VALENTINE
                      Name:   L.S. VALENTINE
                      Title:    COUNSEL

                      By:   /s/ RONALD B. FRANKLIN
                      Name:   RONALD B. FRANKLIN
                      Title:     VICE PRESIDENT


          LESSEE:  SEQUENT COMPUTER SYSTEMS, INC., an Oregon corporation

                      By:  /s/ DANIEL C. WOO
                      Name:  DANIEL C. WOO
                      Title:   TREASURER